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                                 MAINSTAY FUNDS

                            MainStay 130/30 Core Fund
                           MainStay 130/30 Growth Fund
                       MainStay 130/30 International Fund

                  Supplement dated June 18, 2007 ("Supplement")
              to the Prospectus dated June 18, 2007 ("Prospectus")

This Supplement updates certain information contained in the above-dated Prospectus for the funds named above (the "Funds"), each a series of Eclipse Funds Inc. You may obtain a copy of the Funds' Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Fund's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


Closure of Funds to New Investors
---------------------------------

The MainStay 130/30 Core Fund and MainStay 130/30 Growth Fund are currently closed to all new investors. These Funds will open to accept initial in-kind seed capital on June 29, 2007 and will be open to all other purchases on July 2, 2007.

The MainStay 130/30 International Fund is currently closed to all new investors. This Fund will open to accept initial in-kind seed capital on August 31, 2007 and will be open to all other purchases on September 3, 2007.


            Please Retain This Supplement For Your Future Reference.







                                                                MS30ALL16a-06/07